Amended Senior Secured Convertible Note - Schedule of convertible notes payable (Details) - 12 months ended Jul. 31, 2022 - Amended Senior Secured Convertible Note $ in Thousands, $ in Thousands	CAD ($)	USD ($)
Disclosure of detailed information about borrowings [line items]
Balance upon amendment (Note 19)	$ 208,560	$ 160,246
Gain on fair value during the year	4,880	3,805
Foreign exchange loss	(3,061)	0
Ending balance, end of the year	$ 210,379	$ 164,051